UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 13, 2005

AUTHENTIDATE HOLDING CORP. (Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:   0-20190

DELAWARE	14-1673067

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2165 Technology Drive
Schenectady, NY 12308

(Address and zip code of principal executive offices)

(518) 346-7799

(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)	Previous Independent Registered Public Accounting Firm.

(i) On April 13, 2005, Authentidate Holding Corp. (the “Registrant”) dismissed PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as the Registrant’s independent registered public accounting firm. The decision to dismiss PricewaterhouseCoopers was made and approved by the Audit Committee of the Board of Directors of the Registrant on April 13, 2005.

         (ii)  The reports of PricewaterhouseCoopers on the financial statements of the Registrant for each of the past two fiscal years, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         (iii)  During the Registrant’s two most recent fiscal years and through April 13, 2005, there have been no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers would have caused them to make reference thereto in their reports on the financial statements of the Registrant for such years.

         (iv)  During the Registrant’s two most recent fiscal years and through April 13, 2005, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

(v) The Registrant has requested that PricewaterhouseCoopers furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of such letter, dated April 19, 2005, is filed as Exhibit 16.1 to this Form 8-K.

(b)	The Registrant is currently finalizing the terms of the engagement of the firm it intends to engage as its new independent registered public accounting firm and will file a subsequent report on Form 8-K upon its engagement of such firm.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

The following exhibits are filed or furnished herewith:

	Exhibit No.	Description

	16.1	Letter from PricewaterhouseCoopers LLP to the Registrant filed with the Securities and Exchange Commission dated April 19, 2005.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

By: /s/ Surendra Pai

Name: Surendra Pai
Title: Chief Executive Officer
Date: April 19, 2005

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Registrant filed with the Securities and Exchange Commission dated April 19, 2005.